China Education Alliance Announces Engagement of RedChip Companies to Lead Public and Investor Relations

HARBIN, China, May 28 /PRNewswire-Asia-FirstCall/ -- China Education Alliance, Inc. (OTC Bulletin Board: CEUA), a leading distributor of educational resources, offering high-quality programs and training both through online networks and an on-site training center in the People's Republic of China, announced today that it has retained RedChip Companies, Inc. to lead its public and investor relations programs.

“RedChip has an impressive track record in broadening visibility for China-based, emerging growth companies among investors. They also have one of the most comprehensive platforms of media and investor relations services developed for growing companies,” said China Education Alliance's chief executive officer, Mr. Xiqun Yu.  “We look forward to working with RedChip’s team as they endeavor to build and strengthen relationships with our investor base,” he added.

“We are very pleased with the opportunity to represent China Education Alliance,” said Dave Gentry, president of RedChip. “There are an estimated 130 million students in China between the ages of 6 and 18, providing a strong market for English programs and college entrance training. They are a leader in their field and continue to report strong sales and earnings growth. We look forward to leveraging a comprehensive investor relations program and introducing them to RedChip's network of international retail and institutional investors,” added Mr. Gentry.

About China Education Alliance, Inc.

China Education Alliance, Inc. is a fast growing, leading China-based company offering high-quality education resources and services to students ages 6 to 18 and adults ages 18+ (University students and professionals). For students ages 6 to 18, China Education Alliance, Inc. offers supplemental, online exam-oriented training materials and on-site exam-oriented training and tutoring services. The company is providing on-line, downloadable, famous teachers resources and on-site face-to-face instructions. All resources and tutoring services are provided by famous teachers within mainland China. The purpose of online exam-orientated resources and on-site tutoring is to help Chinese students ages 6 to 18 to pass the two most important and highly competitive exams in their educational career: senior high school entrance exam and college entrance exam. For graduates and professionals age 18+, China Education Alliance provides vocational training including IT and several professional training programs. In addition, the Company is providing comprehensive English programs that are taught by North American instructors to assist graduates and professionals in learning the English language, both written and conversational in order to better able them to work for a foreign corporation or work-study abroad. At present, five English schools are operating nationwide in China. For more information about CEUA, please visit http://www.chinaeducationalliance.com.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company's planned expansion in 2008 and predictions and guidance relating to the Company's future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company's products, changes to government regulations, risk associated with operation of the Company's new facilities, risk associated with large scale implementation of the company's business plan, the ability to attract new customers, ability to increase its product's applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

For more information, please contact:

At the Company:
Ms. Susan Liu, CFO
China Education Alliance, Inc.
Tel:   1-778-388-8513
Email: susan@edu-chn.com

Investor Relations:
RedChip Companies, Inc.
Jon Cunningham, Investor Relations
1-800-733-2447, Ext. 107
jon@redchip.com

SOURCE: China Education Alliance, Inc.